FINANCIAL RESULT	12 Months Ended
Dec. 31, 2023
FINANCIAL RESULT
FINANCIAL RESULT

14.FINANCIAL RESULT

Financial result includes the following:

in € thousand	2023	2022	2021
Finance income	19,685	5,758	3,360
thereof fair value changes	—	1,669	124
thereof interest income and similar proceeds	3,883	4,089	3,236
thereof gain from loan extinguishment	15,802	—	—
Finance expenses	(10,091)	(17,746)	(18,014)
thereof interest portion of lease payments	(103)	(68)	(49)
thereof interest expense	(9,988)	(17,678)	(17,965)
Financial result	9,594	(11,988)	(14,654)

Interest income includes in 2023 the interest received on loans, mainly the shareholder loan. For further information on the extinguishment, see note 28. Financial Liabilities. Fair value changes in 2022 result from the fair value measurement of the share option (see note 28. Financial Liabilities) and the embedded derivatives that were bifurcated from certain borrowings. For further information on the interest on of lease liabilities please see note 20. Leases. Interest expenses are mainly resulting from changes in the book value of the loans by using the effective interest method.

Interest expenses are mainly resulting from financial liabilities and is recognized based on the effective interest method and the additional payment for the debt fund during 2023, see note 5. Significant Events in the Period ended December 31, 2023.